EQUITY AND NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2020
Disclosure of classes of share capital [abstract]
EQUITY AND NON-CONTROLLING INTERESTS	EQUITY AND NON-CONTROLLING INTERESTS
On May 14, 2020 and May 18, 2020, the Company completed an offering of common shares, without nominal value for 750 at a price of $9.27 per share and mandatorily convertible subordinated notes (“MCNs”) for 1,250, respectively. The MCNs have a three year maturity, were issued at 100% of the principal amount and will be mandatorily converted into common shares of the Company upon maturity unless converted earlier at the option of the holders or ArcelorMittal during the conversion period or upon occurrence of certain defined events.
In all cases, ArcelorMittal may exercise its right to convert early, taking precedent over the other options. In case of an early conversion, ArcelorMittal must deliver shares at the “Maximum Conversion Ratio.” The mandatorily convertible notes pay a coupon of 5.50% per annum, payable quarterly in arrears. The minimum conversion price of the mandatorily convertible notes is equal to $9.27, corresponding to the offering price of the shares as described above, and the maximum conversion price is 117.5% of the minimum conversion price or $10.89. ArcelorMittal intends to use the net proceeds from the offerings for general corporate purposes, to deleverage and to enhance liquidity, thereby building additional resilience going forward in what remains an uncertain environment.
A Mittal family trust participated in the offerings by contributing an aggregate amount of 200, including 100 for the MCNs and 100 for the shares.
Under the terms of the offerings, there is a 180-day lock-up period for the Company on issuances or sales of shares and securities exchangeable for or convertible into shares, subject to customary exceptions.
The Company determined that the MCNs are a hybrid instrument including an equity component and a debt component. The Company assessed whether there is actual economic or other business reasons that it would exercise its option to convert prior to maturity, whether the MCNs would have been priced differently if the early settlement option had not been included in the contractual terms and other factors such as the term of the instrument, the width of the range between the cap and the floor, ArcelorMittal’s share price and the volatility of the share price as important criterion in this conclusion. The early conversion right has economic substance with respect to maintaining the current credit rating if early conversion can help in preventing a rating downgrade. In this event, future savings of credit interest is expected to be more than the cost of early conversion. The debt component of 190 (net of transaction costs of 2) corresponds to the net present value of the future interest payments and is included in accrued expenses and other liabilities and other long-term obligations. The remaining amount of 1,047 (net of transaction costs of 11) is the equity instrument and is presented separately in the statements of changes in equity.
Authorized shares
On June 13, 2020, at the Extraordinary General Meeting of shareholders, the shareholders approved an increase of the authorized share capital by 74. As a result, the authorized share capital increased from 411 represented by 1,151,576,921 ordinary shares without nominal value as of December 31, 2019 to 485 represented by 1,361,418,599 ordinary shares without nominal value as of June 30, 2020.
Share capital
Following the offering of common shares described above with net proceeds of 740 (net of transaction costs of 10), on May 14, 2020, the Company issued 80,906,149 fully paid up shares. Accordingly, the aggregate number of shares issued and fully paid up and share capital increased from 1,021,903,623 as of December 31, 2019 to 1,102,809,772 as of June 30, 2020
Share capital increased from 364 as of December 31, 2019 to 393 as of June 30, 2020, respectively.
Dividends
On June 13, 2020, at the annual general meeting of shareholders, the Board of Directors determined due to impact of the COVID-19 pandemic that it was both appropriate and prudent to suspend dividend payments until such a time as the operating environment normalizes.
Treasury shares
ArcelorMittal held 9.7 million and 9.8 million treasury shares as of June 30, 2020 and December 31, 2019, respectively.